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                                                                     EXHIBIT 4.2

                    [LOGO OF LIQUIDMETAL TECHNOLOGIES, INC.]

         Number                                             Shares
LMT
   -----------------                                    --------------
      COMMON STOCK                                       COMMON STOCK

      INCORPORATED UNDER
         THE LAWS OF
    THE STATE OF DELAWARE

                                                      CUSIP 53634X 10 0

    THIS CERTIFIES THAT

                                                       SEE REVERSE FOR
                                                    CERTAIN DEFINITIONS

     IS THE REGISTERED HOLDER OF

SHARES OF COMMON STOCK, $0.001 PAR VALUE, FULLY PAID AND NON-ASSESSABLE OF

                          LIQUIDMETAL TECHNOLOGIES INC.

transferable on the books of the Corporation by the holder hereof, in person or by Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               [CORPORATE SEAL OF LIQUIDMETAL TECHNOLOGIES, INC.]

         SECRETARY                                         PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

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                         LIQUIDMETAL TECHNOLOGIES, INC.

         Liquidmetal Technologies, Inc. will furnish to any holder of its Common Stock or Preferred Stock, upon request and without charge, a full statement of the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such designations, preferences and/or rights. Such requests shall be made to the Secretary of the Corporation at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -        as tenants in common          UNIF GIFT MIN ACT
      TEN ENT -        as tenants by the entireties
      JT TEN -         as joint tenants with right of
                       survivorship and not as tenants
                       in common

                                                      UNIF TRF MIN ACT

Additional abbreviations may also be used though not in the above list.

For value received, ________________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney

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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------------

Signature:

------------------------------------
NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

SIGNATURE (S) GUARANTEED:
-------------------------------------------------------
THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.